LOSS PER SHARE	6 Months Ended
Jun. 30, 2023
Loss Per Share
LOSS PER SHARE

NOTE 8 - LOSS PER SHARE

	Six months ended
	June 30, 2023	June 30, 2022
Net loss attributable to the owners of the Company	$(33,009)		$(2,442)

Basic and diluted loss per share	$(39.46)	$	*(3.36)
Weighted average number of ordinary shares
Weighted average number of ordinary shares used in calculating basic and diluted loss per share (in thousands)	837		*727

As a result of the reverse share split described in Note 9.1, the calculation of the basic and diluted loss per share for all periods presented have been adjusted retrospectively based on the new number of shares as derived from the conversion ratio.

*	Restated as a result of the SPAC transaction

SMX (SECURITY MATTERS) PUBLIC LIMITED COMPANY

NOTES TO THE UNAUDITED INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(US$ in thousands except share and per share data)